Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADDED BY

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of OceanTech Acquisitions I Corp., a Delaware corporation (the “Company”) on Form 10-K for the period ended December 31, 2023, as filed with the Securities and Exchange Commission (the “Report”), I, Suren Ajjarapu, Chief Executive Officer of the Company, and Francis Knuettel II, Chief Financial Officer of the Company, each as the undersigned officers, does hereby certify, pursuant to 18 U.S.C. §1350, as added by §906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: April 15, 2024	/s/ Suren Ajjarapu
Suren Ajjarapu
Chief Executive Officer (Principal Executive Officer)

Dated: April 15, 2024	/s/ Francis Knuettel II
Francis Knuettel II Chief Financial Officer (Principal Financial and Accounting Officer)